================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 3, 2005
                                                          --------------

                             SECURED SERVICES, INC.
                             ----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      DELAWARE                     001-12536                    11-2964894
---------------------         --------------------        ----------------------
  (STATE OR OTHER                 (COMMISSION                 (IRS EMPLOYER
   JURISDICTION OF                FILE NUMBER)              IDENTIFICATION  NO.)
   INCORPORATION)

                         110 WILLIAMS STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10038
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 227-9696
                                                           --------------

          --------------------------------------------------------------
              (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST
                                    REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS;

         (b) - (d) On August 3, 2005, at a meeting of the Board of Directors of Secured Services, Inc. ("Secured") duly called on such date the Board (i) appointed Jane Dietze to the position of Interim Chief Executive Officer in the place of King Moore; and (ii) welcomed Michael Faber and Jane Dietze as new members of the Board immediately following their election by a majority of the holders of Secured's Series B Convertible Preferred Stock. In addition, Dale Quick was named acting chief operating officer, a position not previously filled at Secured. Mr. Moore will continue to serve as a director of Secured.

         The business experience and qualifications of the new officers and directors are as follows:

         MICHAEL FABER is a general partner of NextPoint Partners III, L.P., NextPoint Partners II, L.P. and NextPoint Partners, L.P. Mr. Faber has more than 15 years of experience in early-stage venture capital and has been directly involved as a principal in approximately 100 investments with emphasis on software and information technology. Previously, Mr. Faber served as founder and managing general partner of Walnut Growth Partners, L.P., and vice president and secretary of Walnut Capital Corp. Mr. Faber has invested on behalf of prominent families and institutional investors since 1990. Mr. Faber has served as a director and/or lead shareholder of more than two dozen private companies, including webMethods, Inc., XtremeSpectrum, Inc., and CampusTech, Inc. Mr. Faber has been of counsel to Mintz Levin, an attorney with Arnold & Porter, and a senior consultant to The Advisory Board. Mr. Faber is an honors graduate of the University of Chicago Law School, received the John M. Olin Foundation
Scholarship in Law and Economics, and attended The Johns Hopkins University School of Advanced International Studies (SAIS) and the State University of New York. Mr. Faber also is a director or advisor to a number of non-profit organizations;

         JANE DIETZE is a general partner of NextPoint Partners III, L.P. and NextPoint Partners II, L.P. Ms. Dietze has taken a leave of absence from these positions in connection with her interim appointment. She has more than 12 years experience investing in and operating seed- and early-stage technology and software companies. Previously, Ms. Dietze served as a general partner at Columbia Capital Corporation, with $1.4 billion under management, investing in early-stage enterprise and communications software companies from 1998 to 2004. As a partner in Columbia Capital Equity Partners II and III, Ms. Dietze has been involved directly as a principal in 69 early-stage technology investments. Ms Dietze also was the co-founder and chief executive officer of Torso, Inc., an enterprise software company subsequently purchased by Wayfarer Communications, Inc. (now PeopleSoft Corporation, Inc.), and an investment officer at the International Finance Corporation, the private investment arm of The World Bank. Ms. Dietze also was an investment banker focusing on mergers and acquisitions at Goldman, Sachs & Co., Inc. Ms. Dietze graduated with honors from Princeton University, and was an Olmsted Fellow and received a master's degree at The Johns Hopkins School of Advanced International Studies. Ms. Dietze has served as a director and/or observer of numerous companies, including Affinity Internet, Inc., Pihana Pacific, Inc. (acquired by Equinix, Inc.), Adjoined Consulting, Inc., Approva Corp., Netuitive, Inc., Rivermine Software, Inc., Spaceworks, Inc. (acquired by Manugistics Group, Inc.), SingleShop, Inc., Intersect Software Corp., Relera, Inc., and Digital Paper Corp. (acquired by ePlus, Inc.); and

         DALE L. QUICK, has been serving as our Senior Vice President - Sales and Marketing since June 2005 and will continue in that position while serving as our acting chief operating officer. He joined us through our acquisition of Chameleon, where he was President from April 2003 to June 2005. Prior to joining Chameleon, from January 2002 to April 2003 Dale was the Vice President - Sales and Marketing for Elematics, Inc., developing and selling software for managing optical network infrastructure to national and international service providers. Prior to Elematics, Dale spent five years with telecommunications software provider Quintessent Communications, where he held a number of roles including Chief Operating Officer, Chief Financial Officer, and Executive Vice President of Sales, Marketing and Business Development. Previous to Quintessent, he held senior level positions with Bank of America, Covey Leadership Center, and Kit's Cameras. Quick holds a B.S. degree from Brigham Young University's Marriott School of Management, and an M.B.A. from the University of Washington.

         As disclosed in Secured's Current Report on Form 8-K, filed on June 14, 2005, on June 14, 2005 Secured acquired all of the business of Chameleon Communications Technology, Inc. ("Chameleon") (the "Merger Transaction"). Pursuant to the Merger Transaction, Secured paid merger consideration in the aggregate amount of approximately $7 million consisting of cash, notes ("Convertible Note"), 4-year common stock warrants exercisable at $1.2791 per share ("Warrants") and a new series of convertible preferred stock, initially convertible into 1,000 shares of common stock ("B Preferred Stock") to, among others, Dale Quick and NextPoint Partners II, L.P. Of the aggregate merger consideration, Mr. Quick received approximately $1,120 of cash, 51 shares of B Preferred Stock and a Warrant exercisable for 22,950 shares, and NextPoint Partners II, L.P., received approximately $500,000 of cash, 2,057 shares of B Preferred Stock, a Warrant exercisable for 925,650 and a Convertible Note in the principal amount of approximately $500,000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Secured Services, Inc.


Dated:  August 4, 2005                  By:      /s/ Jane Dietze
                                           -------------------------------------
                                           Jane Dietze,
                                           Interim Chief Executive Officer